UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023 (June 28, 2023)

Stratim Cloud Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40191	85-2547650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

100 West Liberty Street, Suite 100
Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(775) 318-3629

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SCAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SCAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SCAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on March 21, 2023, Stratim Cloud Acquisition Corp. (the “Company”) entered into a membership interests purchase agreement (the “Purchase Agreement”), by and among the Company, Force Pressure Control, LLC, a Texas limited liability company (“Force”) and each of the individuals listed on the signature page of the Purchase Agreement (the “Force Members”), relating to the contemplated business combination among the Company and Force (the “Contemplated Business Combination”).

Termination of Purchase Agreement

On June 27, 2023, the Company received a letter from Force purporting to terminate the Purchase Agreement and each of the transaction agreements entered into in connection with the Purchase Agreement (the “Ancillary Agreements,” and together with the Purchase Agreement, the “Transaction Agreements”). On June 28, 2023, the parties to the Purchase Agreement entered into a Termination and Release Agreement (the “Termination Agreement”), pursuant to which, among other things, the parties agreed to mutually terminate the Purchase Agreement, effective immediately.

Pursuant to the Termination Agreement, the Company and Force have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Contemplated Business Transaction. Force has also agreed to pay the Company the sum of $250,000 due no later than five (5) Business Days from the date of the Termination Agreement.

Termination of Extension Loan

Pursuant to the Purchase Agreement, Force previously agreed that it would loan to the Company (the “Extension Loan”) the amount of funds determined by the Company as necessary to increase the outstanding amount of the Trust Account to effect the extension of the deadline by which the Company must complete a business combination in accordance with its governing documents from March 16, 2023, to September 16, 2023, provided that such amounts of funds will not exceed $300,000 per month and $1,500,000 in the aggregate. As a result of the termination of the Purchase Agreement, the Company does not intend to request additional amounts of Extension Loan funds from Force.

Termination of Ancillary Agreements

As a result of the termination of the Purchase Agreement, the Purchase Agreement will be of no further force and effect and each of the Ancillary Agreements, including, but not limited to, the Sponsor Support Agreement (the “SSA”), dated as of March 21, 2023, by and among the Company, Stratim Cloud Acquisition, LLC, a Delaware limited liability company, each of the parties set forth on the signature pages thereto and Force, will automatically be terminated in accordance with their terms or be of no further force and effect. Pursuant to the Termination and Release Agreement, the Company and Force have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Transaction Agreements and the transactions contemplated therein.

The foregoing descriptions of the Termination Agreement, Purchase Agreement and SSA do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, the full text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2023 (the “Signing 8-K”) and the full text of the SSA, which was previously filed as Exhibit 10.2 to the Signing 8-K, each of which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information disclosed under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01 to the extent required.

As a result of the termination of the Purchase Agreement, the special meeting of the stockholders of the Company, which was to be held for the purpose of voting on the Contemplated Business Transaction and proposals related thereto, will not take place, and the Company intends to withdraw the Preliminary Proxy Statement on Schedule 14A originally filed with the SEC on June 14, 2023.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01. Other Events.

As a result of the termination of the Purchase Agreement, the Company does not expect to be able to consummate an initial business combination by September 16, 2023, and pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish our public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and Force’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its subsequent Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination and Release Agreement, dated as of June 28, 2023, by and among the Company, Force Pressure Control, LLC and each of the individuals listed on the signature pages thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratim Cloud Acquisition Corp.

	By:	/s/ Sreekanth Ravi
Date: June 29, 2023		Name:	Sreekanth Ravi
		Title:	Chief Executive Officer

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